北大千方 TRANSINFO

CHINA TRANSINFO TECHNOLOGY CORP.

- Leading Transportation Information Technology Provider in China
- Sustainable Accelerated Growth
- Attractive Market Opportunities
- Proven Track Record







February, 2009

www.chinatransinfo.com

Safe Harbor

Any statements set forth above that are not historical facts are forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but not limited to, factors related to the China TransInfo's anticipated growth strategies, future business development, ability to attract and retain new clients, ability to develop new GIS software and hardware, expand to other related industries or markets in other geographical locations, and other information detailed from time to time in the filings and future filings with the United States Securities and Exchange Commission. Anyone interested in obtaining information on China TransInfo should contact China TransInfo or CCG, as set forth above, to receive the China TransInfo's most recent financial reports. This presentation was developed by China TransInfo and is intended solely for informational purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company's stock. This profile is based upon information available to the public, as well as other information from sources which management believes to be reliable, but is not guaranteed by the Company as being accurate nor does it purport to be complete. Opinions expressed herein are those of management as of the date of publication and are subject to change without notice.



Company Snapshot

Listed on NASDAQ	CTFO
Price(Feb 11, 2008)	$3.25
Shares Outstanding	22.2 m
Market Capitalization	$72.1 m
Revenue (TTM)	$22.6 m
Net Income (TTM)	$7.8 m
EPS (TTM)	$0.38


Volume
Thousands
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Feb



Company Overview

CHINA TRANSINFO TECHNOLOGY CORP.

- The largest traffic information processor, traffic volume surveyor, and real time traffic information provider in China
- Founded in October, 2000
- Products targeted for transportation authorities under the management of the Ministry of Communication as well as the general public
- Nationwide presence – 9 offices in China with headquarters in Beijing
- 350 employees nationwide, 30 PhD researchers in PKU labs
- 2008 – 9 months-$18.7 Mln Revenue, $7.0M in net income
- Project to generate revenue of $30M, net income of $11M in 2008

Revenue (in Million)


30
25
20
15
10
5
0
5.5
7.2
11.9
30
2005
2006
2007
2008
Projected

Net Income (in Million)


12
10
8
6
4
2
0
2.2
3
4.4
11
2005
2006
2007
2008
Projected

Technological Leadership

- China TransInfo has been honored with 9 achievement awards and 23 copyrights
- Proven track record of success with a high win rate for model cases; 90% win ratio for new bids in 2007 and 2008

- First domestic company to develop technology for processing and broadcasting real-time traffic data
- First mover advantage in the 3D GIS segment
- Developed the first and only three dimensional GIS platform software in China



Strong Partnerships & Client Base

CHINA TRANSINFO TECHNOLOGY CORP.

- Strategic partnerships with ESRI and Oracle
- Strong and loyal customer base, including the Chinese Ministry of Communication, the country's top transportation regulator
- Private clients include internet companies, real estate management companies and transportation industry institutes
- Peking University partnership
  - GeoGIS Research Laboratory
  - Over 30 PhDs & researchers

北京大学	中关村管委会	ESRI中国有限公司
ORACLE	TPRI 交通部规划研究院	交通部科學研究院
交通部公路科学研究院	北京市交通委员会	成都市交通委员会
新疆交通厅	呼和浩特市交通局	长江航运信息中心



Revenue Breakdown

- **Transportation Solutions**

  – tracks and stores traffic information for various government entities and private sector clients.
- **Land & Resources**

  – enables municipal governments to assess the efficiency of land use and the management of natural resources.
- **Digital City**

  – designed to aid a Chinese government initiative to outfit all major cities with broadband and wireless internet access.
- **Going forward, transportation is expected to be the largest driver of growth**

Revenue Breakdown for 2008 (9 months)


10%
1%
32%
57%
Transportation
Digital City
Land & Resources & Others
Transportation Advertisement and Media Service



Growth in Transportation Sector

CHINA TRANSINFO TECHNOLOGY CORP.

- China has recently completed large scale highway infrastructure projects - now the second longest highway network in the world
- The government intends to improve transportation management using advanced IT solutions
- Motorists are eager to have access to real time traffic information
- Public sector market size of $6.6 Bn based on 11th 5-year plan for transportation information system upgrades
- MOC new budget of $733 Bn for next 3-5 years on transportation
- Strong demand from private and public sector, unprecedented market opportunity

Projected Revenue Breakdown for 2008



10%
1%
31%
58%
Transportation
Digital City
Land & Resources & Others
Transportation Advertisements and Media Services

Application Solutions

Solution Overview

- Custom-designed software based on proprietary GIS technology
- Applications convert complex traffic data into easily digestible graphics with a user-friendly interface
- Used throughout China by the Ministry of Communication
- Revenue generated on contract-by contract-basis
- Contracts are often extended or expanded

Example Projects

- Parking management
- E-Government
- Highway traffic monitoring
- Transportation Planning Systems



Golden Week



Application Solution Advantages

Our advantages:

- Strong customer relationships with local government transportation agencies
- Pioneer in real time traffic reporting technology
- Developed national technological standards

Recent wins:

- 5 out of 10 prototype projects commissioned by the Ministry of Communication
- Beijing - Projects to improve transportation management ahead of Olympics

Growth plans:

- Cooperate with Ministry of Communication to publicize solution to other cities in China
- Expand sales network to Zhejiang, Shandong and Liaoning Province



Traffic Monitoring System



Intelligent Parking Indication System

Transportation Planning Systems

CHINA TRANSINFO TECHNOLOGY CORP.

System Overview

- Software systems designed for road and aqueduct planning and security monitoring
- Provides various data points to support transportation planning including national economic data, E-map data and highway data
- Performs information search queries, statistical data analysis and module calculation

Target Clients

- Provincial Ministries of Communication, Provincial Administrations of Transportation, Provincial Highway Bureaus
- Municipal Commissions of Communication



Beijing Traffic Management Bureau



Transportation Planning System

Real-time Traffic Data Information Platforms

Product Overview

- GPS monitors placed in taxis and buses
- Provides hardware and software installations
- Information distributed to exterior displays on cars, cell phones and PDAs

Features

- Custom mapping and route calculation
- Find parking lots, restaurants or sightseeing destinations
- Access real time traffic conditions


Comprehensive Transportation Information Solutions
+
Transportation Information Media Platforms
Public LBS Service Sub-system
Industry monitor management Sub-system
GPS Satellite
GPS Satellite
Mobile Communication, TMC Base Station
Mobile
Internet
Vehicle
Taxi
Long-distance bus
Intercity bus

Real-Time Traffic Information Technology Application

Largest real-time traffic information provider in China

- Currently provides 10 cities' real-time traffic information
- Expect to cover more cities of China in 2009

Provider of real-time traffic data to cell phones

- Nokia
- Motorola
- Dopod

Provider of real-time traffic data to websites

- www.msn.com.cn
- www.google.cn
- www.mapbar.com

Provider of real-time traffic information to other terminals

- Beijing Transportation Broadcast FM103.9 PNDs




北京
12:40



Transportation Platform Advantages and its Byproducts

- **Our advantages:**
  - Leading transportation information service platform technology
  - First company in China to collect data from moving vehicles

Revenue from ads:

- On the outside of taxis
- Within taxis
- At bus stops
- Integrated with data on delivery platforms

- **Byproducts:**
  - Dalian DOT- GPS Control Systems in over 10,000 taxis with citywide advertising rights
  - Huhhot DOT – GPS Control Systems in 4,700 taxis with citywide advertising rights
  - Urumqi DOT – GPS Control Systems in 7,000 taxis with citywide advertising rights
  - Chengdu DOT – selected to provide city with integrated transportation data platform


TAXI




Electronic Toll Collection

CHINA TRANSINFO TECHNOLOGY CORP.

Product Overview:

- Technology used is similar to electronic toll collection technology in other countries
- Tags in vehicles read by sensors on highways as cars pass
- Tags can also be used for traffic information collection systems, automatic parking management systems, gas stations, fast food restaurants and public transportation
- Tags are supplied to private individuals; antennas are supplied to highway authorities



Road side ETC antenna
Electronic vehicle tag
Toll computer
Back end system



Road Side ETC Antenna
Electronic Vehicle Tag

Vast Market Opportunity

Market Opportunity:

- At the end of June 2008, China had almost 126 million private vehicles – the number is expected to balloon to 140 million by 2010
- 850,000 kilometers toll highway in China, and will achieve 70% of toll highways globally
- ETC will be the "backbone technology" of the national toll highway network
- Several municipalities and provinces have recently begun preparations for installations

Development Plans

- Taking first steps to enter the Beijing market
- In contact with planners in Beijing, Tianjin, Hebei, Shanxi and Sichuan Province


Geographic Coverage
Xinjiang Zhangcheng Science and Technology Co., Ltd
Beijing Zhangcheng Science & Technology Co., Ltd
Beijing Zhangcheng Culture & Media Co., Ltd
China TranWiseway Information Technology Co., Ltd
China TransInfo Subsidiaries
Dalian Dajian Zhitong Information Service Ltd.
Beijing PKU Chinafront High Technology Co., Ltd
Shanghai Yootu Information Technology Ltd.
Heilongjiang
Jilin
Liaoning
Dalian
Beijing
Tianjin
Inner Mongolia
Xinjiang
Shanxi
Gansu
Henan
Shaanxi
Anhui
Sichuan
Hubei
Shanghai
Tibet
Chongqing
Jiangxi
Fujian
Yunnan
Guangxi
Guangdong
Hainan

Growth Strategy

CHINA TRANSINFO TECHNOLOGY CORP.

Two stage business development strategy:

Stage I: Continue high win rate of model cases and pilot projects launched by various governmental departments

- CTFO won the largest number of contracts in the first round of National Transportation Information System construction projects
- Target contracts with China's 600 municipalities to further guide national standards
- Improve technology to meet specific client requirements

Stage II: Convert established business into various consumer data services which will provide ongoing revenue streams

- Further opportunities will arise from recurring needs for applications and data services
- Evolve into an ongoing transportation information service provider
- Grow revenue from a diverse base of different technologies and services



Competitive Landscape



- Foreign competitors are priced higher
- Foreign products need modifications under Chinese standards
- No major domestic competitors within transportation information sector

• Leader of GIS Technology in Transportation Sector in China

	Technology Leader	Strong R&D	Important Government Customers	Winning Record with Model cases	Low Price Advantage	No modifications needed
China TransInfo	●	●	●	●	●	●
International Competitors	●	◑	○	○	○	○
Domestic Competitors	○	○	◑	◑	●	●

Executive Management

CHINA TRANSINFO TECHNOLOGY CORP.

Shudong Xia, Chairman of the Board & Chief Executive Officer

- Founded China TransInfo in 2000
- From 1998 was involved in several research projects at Peking University
- In 2003, Mr. Xia received his PhD in Remote Sensing
- Serves on several government advisory committees for the development of GIS services for urban planning

Troy Mao, Chief Financial Officer

- Joined China TransInfo in January, 2008
- Previously worked for Deloitte & Touche in both the US and China
- Holds a Master's from UNC Chapel Hill in accounting

Zhiping Zhang, Vice President of R&D

- Professor in Remote Sensing and Geography Information Institute at Peking University
- Lead the development of the first Geo-info system software-Citystar - awarded the "Excellence Product Award"
- Vice President of Research and Development since May 14, 2007

Danxia Huang, Director & Vice President

- Formerly Vice President of First City Investment Inc. of Hong Kong
- Previously, CEO of an internet company for 3 years. Holds a MBA from Murdoch Univ. of Australia

Directors

Jay Trien, Independent Board Director of Audit Committee

- Senior partner of Trien Rosenberg Rosenberg Weinberg Ciullo & Fazzari, LLP, a certified public accounting and business consulting firm
- Expertise on various business topics, including tax planning and strategies for financing growth for high tech companies
- Bachelor of Science in economics from The Wharton School of the University of Pennsylvania and a Juris Doctor degree from Rutgers Law School

Dan Liu, Independent Board Director of Compensation Committee

- Over forty years of experience in the electronics and information sectors
- Chairman of the board of Intel (China) from1991 to 1997; senior advisor to Motorola (China) from1994 to 1998
- Councilor at Chinese Association of Electronics, China Software Industry Association, China News Technology Association, and China Public Relations Association

Zhongsu Chen, Independent Board Director of Nominating Committee

- Over 20 years of professional experience in information technology, including nine years in Wall Street firms such as DLJ, Standard & Poor's
- Deputy chief technology officer at the Shanghai Stock Exchange from 2001 to 2005
- Bachelor's degree in mathematics/computer science from Pace University; Master's degree in mathematical sciences from The Johns Hopkins University; PhD degree in computer science/operations research from Stevens Institute of Technology

Directors

CHINA TRANSINFO TECHNOLOGY CORP.

Dongyuan Yang, Independent Director

- Over 26 years of experience in the research and application of urban transportation planning, transportation modeling, intellectual transportation systems, and logistic systems planning
- Over 80 academic essays in domestic and international industry journals
- Spearheaded a number of transportation and logistic planning projects
- Vice chancellor of Tongji University since 2002 , the vice chairman of the Shanghai Transportation Engineering Committee and the vice director of the Transportation Engineering and Technology Center at the Ministry of Construction

Brandon Ho-Ping Lin, Director

- Vice president of investment banking with Credit Suisse / Donaldson, Lufkin & Jenrette (DLJ) in New York from 1997 to 2001
- An Associate in M&A and securities law with Sullivan & Cromwell in Hong Kong and Los Angeles from 1994 to 1996
- A general partner at SAIF Partners, one of the largest and most successful growth venture capital funds focused on China with $2.2 billion under management
- Graduated from Stanford University in 1991 with a Bachelor's degree with distinction and from Harvard Law School in 1994 with a Juris Doctor degree cum laude

Increasing Revenue Growth


Revenue ($ in Millions)
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
CAGR = 71%
6.0
7.0
11.9
30.0
8.0
18.7
2005
2006
2007
2008 Projected
9 months 2007
9 months 2008

High Profitability


Net Income ($ in Millions)
12
10
8
6
4
2
0
CAGR = 71%
2.2
3.0
4.4
11.0
3.6
7.0
2005
2006
2007
2008 Projected
9 months 2007
9 months 2008

Summary Income Statement

CHINA TRANSINFO TECHNOLOGY CORP.

Summary Income Statement	Nine Months Ended September 30		Year Ended December 31	
($ in million)	**2008**	**2007**	**2007**	**2006**
Revenues	$18.7	$8.0	$11.9	$7.2
Gross Profit	$10.4	$3.9	$6.3	$4.0
Gross Margin	55%	49%	53%	56%
Operating Income	$7.3	$3.1	$4.9	$3.1
Operating Margin	39%	39%	41%	43%
Net Income	$7.0	$3.0	$4.4	$3.0

Strong Balance Sheet

CHINA TRANSINFO TECHNOLOGY CORP.

($ in millions)	Sep. 2008	Dec. 2007	Dec. 2006
Cash and Equivalents	$19.1	$6.8	$1.3
Total Current Assets	$40.9	$17.6	$6.6
Total Assets	$50.8	$21.4	$7.6
Total Liabilities	$8.1	$1.7	$1.5
Total Shareholders' Equity	$41.4	$19.7	$6.1
Total Liabilities and Shareholders' Equity	$50.8	$21.4	$7.6



Concluding Remarks

Rapidly Expanding Market

- Attractive market opportunities with huge government demand
- Consider the most profitable opportunities

Long Term Growth

- Recurring revenue model for data services
- Sustainable accelerating growth model
- Proven track record and strong client base

Strong Management and Staff

- Knowledgeable management and skilled technical team can assure continued project wins
- Committed to transparency, creating shareholder value, and reinvesting for growth

Leading GIS Technology

- Leader of GIS technology in transportation sector in China
- 1st mover in developing technology to process & broadcast real-time traffic data
- Exclusive provider of real-time traffic data for several cities and the national highway network
- Strong system delivery track record
- Early wins on "model cases" with strong follow-up pipeline of projects



Contact Information

Company Contact:	Investor Relations Contact:
China TransInfo Technology Corp.	**CCG Investor Relations**
Ms. Fan Zhou IR Director Suite 717, E-Wing Plaza No.113 Zhichunlu, Haidian District Beijing 100086, China	Mr. Crocker Coulson President 1325 Avenue of the Americas Suite 2800 New York, NY 10019
Phone: +86 10 8267 1299 ext 8033 Email: ir@ctfo.com	Phone: +1 646 213 1915 Email: crocker.coulson@ccgir.com

北大千方 TRANSINFO

CHINA TRANSINFO TECHNOLOGY CORP.

- Leading Transportation Information Technology Provider in China
- Sustainable Accelerated Growth
- Attractive Market Opportunities
- Proven Track Record







Thank you

www.chinatransinfo.com